UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 12, 2007
Fidelity National Information Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	37-1490331

(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue Jacksonville, Florida	32204

(Address of principal executive offices)	(Zip code)
1-16427
(Commission File Number)
Registrant’s Telephone Number, Including Area Code: (904) 854-8100
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1

      This Form 8-K/A amends the Current Report on Form 8-K filed by the registrant on September 18, 2007 to provide required financial information.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     On September 12, 2007, Fidelity National Information Services, Inc., a Georgia corporation (“FIS”), completed its acquisition of eFunds Corporation, a Delaware corporation (“eFunds”). Pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated as of June 26, 2007, among FIS, Agamemnon Merger Corp., a Delaware corporation and a wholly-owned subsidiary of FIS (“Merger Sub”) and eFunds, Merger Sub was merged with and into eFunds and eFunds continued as the surviving entity and a wholly-owned subsidiary of FIS (the “Merger”). The issued and outstanding shares of eFunds common stock, par value $0.01 per share (other than shares held by eFunds, FIS or any of their subsidiaries or shares as to which appraisal rights were validly exercised) were converted into the right to receive $36.50 per share in cash from FIS.
     More detailed descriptions of the Merger and the Merger Agreement are set forth in the definitive proxy statement filed by eFunds with the SEC in connection with the Merger on August 10, 2007. The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the text of the Merger Agreement, which was included as Exhibit 2.1 to eFunds’ Current Report on Form 8-K filed with the SEC on June 28, 2007.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
     To the extent required by this item, the financial statements of the business acquired by the Company are included in this Current Report through incorporation by reference to the annual report on Form 10-K of eFunds for the year ended December 31, 2006 and to the quarterly report on Form 10-Q of eFunds for the period ended June 30, 2007.
(b) Pro Forma Financial Information.
     To the extent required by this item, pro forma financial information are included in this Current Report on Form 8-K under Item 9.01(b)(2) of Form 8-K and filed as Exhibit 99.1.
(d) Exhibits.
Exhibit No.

23.1	Consent of Independent Registered Public Accounting Firm - KPMG.

99.1	Unaudited pro forma combined financial data of FIS, eFunds, and Certegy for the year ended December 31, 2006 and the nine month period ended September 30, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Fidelity National Information Services, Inc.
Dated: November 26, 2007	By:	/s/ Todd C. Johnson
Todd C. Johnson
Senior Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description
23.1	Consent of Independent Registered Public Accounting Firm - KPMG.

99.1	Unaudited pro forma combined financial data of FIS, eFunds, and Certegy for the year ended December 31, 2006 and the nine month period ended September 30, 2007.